Exhibit 99.2

Contact: Stephen Purtell Senior Vice President Investor Relations and Treasurer +1-972-595-5180 spurtell@sftp.com

Tender Offer and Consent Solicitation Announced by Six Flags

GRAND PRAIRIE, Texas - March 30, 2017 - Six Flags Entertainment Corporation (NYSE: SIX), the world’s largest regional theme park company, today announced the commencement of a cash tender offer for any and all of its outstanding 5.25 percent Senior Notes due 2021 (the “Notes”). The tender offer is being made pursuant to an Offer to Purchase and Consent Solicitation Statement and the accompanying Consent and Letter of Transmittal (the “Offer Documentation”), each dated March 30, 2017. The offer will expire at 11:59 p.m., New York City time, on April 26, 2017, unless extended or earlier terminated (the “Expiration Time”).
Holders who validly tender (and do not validly withdraw) their Notes on or prior to 5:00 p.m., New York City time, on April 12, 2017 (the "Early Tender Expiration"), and whose Notes are accepted for payment, will receive total consideration equal to $1,027.66 per $1,000 principal amount of the Notes (the "Total Consideration"), plus accrued and unpaid interest on the Notes up to, but not including, the initial settlement date. The Total Consideration includes an early participation premium of $30.00 per $1,000 principal amount of the Notes. Holders who tender Notes on or prior to 5:00 p.m., New York City time, on April 12, 2017 (the "Withdrawal Time") may withdraw such tender at any time on or prior to the Withdrawal Time. Tenders of Notes may not be withdrawn after the Withdrawal Time, even with respect to Notes tendered after the Withdrawal Time, except in certain limited circumstances where additional withdrawal rights are required by law.

Holders who validly tender (and do not validly withdraw) their Notes after the Early Tender Expiration, but on or prior to the Expiration Time, and whose Notes are accepted for payment, will receive the tender consideration equal to $997.66 per $1,000 principal amount of the Notes (the "Tender Consideration") plus accrued and unpaid interest, if any, up to, but not including, the final settlement date. Holders of Notes who tender after the Early Tender Expiration will not receive the early participation premium.

As part of the tender offer, the company is also soliciting consents from the holders of the Notes for certain proposed amendments that would, among other things, eliminate substantially all restrictive covenants contained in the indenture governing the Notes. Adoption of the proposed amendments with respect to the Notes requires the consent of the holders of at least a majority of the outstanding principal amount of the Notes. Holders who tender their Notes will be deemed to consent to the proposed amendments and holders may not deliver consents to the proposed amendments without tendering their Notes in the tender offer. The tender offer and consent solicitation are subject to customary closing conditions, including, among other things, a financing condition and the receipt of the required consents to amend and supplement the indenture governing the Notes (as more fully described in the Offer Documentation).

Provided that the conditions to the tender offer have been satisfied or waived, the company will pay for the Notes purchased in the tender offer, together with accrued and unpaid interest, on either the initial settlement date or the final settlement date, as applicable. Holders of the Notes that have been validly tendered and accepted by the company prior to the Early Tender Expiration will receive the Total Consideration and will be paid on the initial settlement date, which is expected to be promptly after satisfaction of the closing conditions and the Early Tender Expiration. Holders of the Notes that have been validly tendered and accepted by the company after the Early Tender Expiration, but prior to the Expiration Time, will receive only the Tender Consideration, and will be paid on the final settlement date, which is expected to be promptly after the date on which the Expiration Time occurs.

Concurrently with the commencement of the tender offer, the company issued a conditional notice of redemption of all outstanding Notes. The redemption price for the Notes is 102.625 percent of the aggregate outstanding principal amount thereof, plus accrued and unpaid interest, if any, through April 28, 2017. The redemption date is expected to occur on May 1, 2017. The redemption of the Notes is subject to a financing condition. In the company’s discretion, the redemption may not occur and the redemption notice may be rescinded in the event such condition shall not have been satisfied by the redemption date.

This press release is for informational purposes only and does not constitute an offer to buy or the solicitation of an offer to sell with respect to any securities. The tender offer and consent solicitation are only being made pursuant to the terms of the Offer to Purchase and the related Letter of Transmittal. The tender offer and consent solicitation are not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of the company, the dealer manager, the solicitation agent, the information agent, the tender agent or their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their Notes in the tender offer or deliver their consent to the proposed amendments.

The company has retained Wells Fargo Securities to act as sole dealer manager and solicitation agent for the tender offer and consent solicitation and D.F. King & Co., Inc. to act as information agent and tender agent for the tender offer. Requests for documents may be directed to D.F. King & Co., Inc. at (800) 967-7574 (toll free) or (212) 269-5550 (collect) or email sixflags@dfking.com. Questions regarding the tender offer or consent solicitation may be directed to Wells Fargo Securities at (866) 309-6316 (toll free) or (704) 410-4760 (collect).

Forward Looking Statements
The information contained in this release, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, (i) the adequacy of cash flows from operations, available cash and available amounts under our credit facilities to meet our future liquidity needs, (ii) our ability to roll out our capital enhancements in a timely and cost effective manner, (iii) our ability to improve operating results by implementing strategic cost reductions, and organizational and personnel changes without adversely affecting our business, (iv) our operations and results of operations, and (v) the risk factors or uncertainties listed from time to time in the company’s filings with the Securities and Exchange Commission ("SEC"). In addition, important factors, including factors impacting attendance, such as local conditions, contagious diseases, events, disturbances and terrorist activities; recall of food, toys and other retail products sold at our parks; risk of accidents occurring at the company’s parks or other parks in the industry and adverse publicity concerning our parks or other parks in the industry; inability to achieve desired improvements and financial performance targets set forth in our aspirational goals; adverse weather conditions such as excess heat or cold, rain and storms; general financial and credit market conditions; economic conditions (including customer spending patterns); changes in public and consumer tastes; construction delays in capital improvements or ride downtime; competition with other theme parks and other entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages, and healthcare reform; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cyber security risks and other factors could cause actual results to differ materially from the company’s expectations. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will be realized and actual results could vary materially. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in the company’s Annual and Quarterly Reports on Forms 10-K and 10-Q, and its other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at www.investors.sixflags.com and on the SEC’s website at www.sec.gov.